Exhibit 10.2(b)


                   Schedule of Warrant (refinancing) Issued by
              NCT Group, Inc. to Carole Salkind on August 10, 2005


                         Expiration           Exercise           Shares
       Grant Date            Date               Price            Granted
       ----------       ------------         ----------        -----------
        08/10/05          08/10/10            $ 0.01           307,750,000